Exhibit 10.3

Schedule of Deed in Lieu of Foreclosure Agreements
which are substantially similar to the Form of Deed in Lieu of Foreclosure Agreement
Attached as Exhibit 10.2 to Alterra Healthcare Corporation's
Quarterly Report on Form 10-Q for the Period Ending
September 30, 2003

Deed in Lieu of Foreclosure Agreements were entered into by and between FNMA, ALS Kansas, Inc. and the Registrant for the following facilities:

Leawood, Kansas
Lenexa, Kansas
Olathe, Kansas
Topeka, Kansas
Meridian, Oregon
Bristol, Pennsylvania
Madison, Wisconsin